UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2013

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 9, 2013, (a) CenterPoint Energy, Inc. (“CenterPoint”), JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto entered into a Second Amendment to Credit Agreement (the “CenterPoint Amendment”), amending CenterPoint’s Credit Agreement dated as of September 9, 2011 (as amended by the First Amendment thereto dated April 11, 2013, the “CenterPoint Credit Agreement”), (b) CenterPoint’s wholly owned subsidiary, CenterPoint Energy Houston Electric, LLC (“CEHE”), JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto entered into a First Amendment to Credit Agreement (the “CEHE Amendment”), amending CEHE’s Credit Agreement dated as of September 9, 2011 (the “CEHE Credit Agreement”) and (c) CenterPoint’s wholly owned subsidiary, CenterPoint Energy Resources Corp. (“CERC”), Citibank, N.A., as administrative agent, and the banks party thereto entered into a Second Amendment to Credit Agreement (the “CERC Amendment” and, together with the CenterPoint Amendment and the CEHE Amendment, the “Amendments”), amending CERC’s Credit Agreement dated as of September 9, 2011 (as amended by the First Amendment thereto dated April 11, 2013, the “CERC Credit Agreement” and together with the CenterPoint Credit Agreement and the CEHE Credit Agreement, the “Credit Agreements”).

The Amendments extend the maturity date of the commitments under the Credit Agreements from September 9, 2016 to September 9, 2018 and amend certain provisions related to the determination of LIBOR.

In addition, the CenterPoint Amendment replaces the existing consolidated indebtedness-to-consolidated EBITDA financial covenant in the CenterPoint Credit Agreement with a consolidated indebtedness-to-consolidated capitalization financial covenant, and the CERC Amendment reduces the aggregate commitments under the CERC Credit Agreement from $950 million to $600 million. The CenterPoint Amendment and the CERC Amendment further amend the CenterPoint Credit Agreement and the CERC Credit Agreement, respectively, to ensure that the calculation of the financial covenants therein excludes CERC’s subordinated guarantee of collection provided to the lenders under the term loan facility of Enable Midstream Partners, LP, CenterPoint’s midstream joint venture with OGE Energy Corp. and affiliates of ArcLight Capital Partners, LLC.

The Amendments are filed as Exhibits 4.1, 4.2 and 4.3 to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendments.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Second Amendment to Credit Agreement, dated September 9, 2013, by and among CenterPoint Energy, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

4.2	First Amendment to Credit Agreement, dated September 9, 2013, by and among CenterPoint Energy Houston Electric, LLC, JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

4.3	Second Amendment to Credit Agreement, dated September 9, 2013, by and among CenterPoint Energy Resources Corp., Citibank, N.A., as administrative agent, and the banks party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: September 10, 2013	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: September 10, 2013	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: September 10, 2013	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Amendment to Credit Agreement, dated September 9, 2013, by and among CenterPoint Energy, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

4.2	First Amendment to Credit Agreement, dated September 9, 2013, by and among CenterPoint Energy Houston Electric, LLC, JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

4.3	Second Amendment to Credit Agreement, dated September 9, 2013, by and among CenterPoint Energy Resources Corp., Citibank, N.A., as administrative agent, and the banks party thereto.